Exhibit 10.2

Execution Version

FIRST AMENDMENT

               FIRST AMENDMENT, dated as of April 8, 2005 (this “First Amendment”), to the Credit Agreement, dated as of December 10, 2004 (as amended, supplemented, restated or otherwise modified from time to time, the “Credit Agreement”), among PG&E CORPORATION, a California corporation (the “Borrower”), the several banks and other financial institutions or entities from time to time parties to the Credit Agreement (the “Lenders”), BNP PARIBAS (“BNP”) and DEUTSCHE BANK SECURITIES INC. (“Deutsche”), as joint lead arrangers and joint bookrunners (together and in such capacities, the  “Arrangers”), Deutsche, as syndication agent (in such capacity, the “Syndication Agent”), ABN AMRO BANK N.V., GOLDMAN SACHS CREDIT PARTNERS L.P. and UNION BANK OF CALIFORNIA, N.A., as documentation agents (together and in such capacities, the “Documentation Agents”), and BNP, as administrative agent (in such capacity, together with any successors thereto, the “Administrative Agent”).

W I T N E S S E T H:

               WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make certain loans and other extensions of credit to the Borrower;

               WHEREAS, the Borrower has requested, and, upon this First Amendment becoming effective, the Lenders have agreed, that certain provisions of the Credit Agreement be amended as set forth below;

               NOW, THEREFORE, the parties hereto hereby agree as follows:

               SECTION 1.  Defined Terms.  Unless otherwise defined herein, capitalized terms that are defined in the Credit Agreement are used herein as therein defined.

               SECTION 2.  Amendments to Section 1.1 (Defined Terms).

               (a)  The definition of “Applicable Margin” that appears in Section 1.1 of the Credit Agreement is hereby amended (i) by replacing the reference to “level 3” in the last sentence therein with “level 4” and (ii) amending and restating the grid that appears therein to read as follows:

Level	Rating S&P/Moody’s	Applicable Margin for Eurodollar Loans	Applicable Margin for ABR Loans
1	ü BBB+/Baa1	0.50%	0.00%
2	BBB/Baa2	0.70%	0.00%
3	BBB-/Baa3	1.05%	0.00%
4	< BBB-/Baa3	1.35%	0.50%

               (b)  The definition of “Facility Fee Rate” that appears in Section 1.1 of the Credit Agreement is hereby amended (i) by replacing the reference to “level 3” in the last sentence therein with “level 4” and (ii) amending and restating the grid that appears therein to read as follows:

Level	Rating S&P/Moody’s	Facility Fee Rate
1	ü BBB+/Baa1	0.15%
2	BBB/Baa2	0.175%
3	BBB-/Baa3	0.20%
4	< BBB-/Baa3	0.40%

               (c)  The following definitions contained in Section 1.1 of the Credit Agreement are hereby amended and restated in their respective entireties to read as follows:

“Material Adverse Effect”:  (a) a change in the business, property, operations or financial condition of the Borrower and its Subsidiaries taken as a whole that could reasonably be expected to materially and adversely affect the Borrower’s ability to perform its obligations under the Loan Documents or (b) a material adverse effect on the validity or enforceability of this Agreement or any of the other Loan Documents.

“PG&E Utility Credit Agreement”:  the $1,000,000,000 credit agreement, dated as of April 8, 2005, among PG&E Utility, the lenders parties thereto, the syndication agent and the documentation agents named therein and Citicorp North America, Inc., as administrative agent (as amended, supplemented, restated or otherwise modified from time to time).

               (d)  The definition of “Termination Date” that appears in Section 1.1 of the Credit Agreement is hereby amended by replacing the word “third” therein with the word “fifth.”

               (e)  The following definitions that appear in Section 1.1 of the Credit Agreement are hereby deleted in their respective entireties:  “Dividend Commencement Date” and “Specified Indebtedness”.

               SECTION 3.  Amendment to Section 2.3(b) (Commitment Increases).  Section 2.3(b) of the Credit Agreement is hereby amended by replacing the reference to “$10,000,000” therein with “$5,000,000.”

               SECTION 4.  Amendment to Section 4.1 (Financial Condition).  The first two sentences of Section 4.1 of the Credit Agreement are hereby amended and restated in their entirety to read as follows:

4.1  Financial Condition.  The audited consolidated balance sheet of the Borrower and its consolidated Subsidiaries as of December 31, 2004, and the related consolidated statement of operations and cash flows for the fiscal year ended on such date, reported on by Deloitte & Touche LLP, present fairly in all material respects the consolidated financial condition of the Borrower and its consolidated Subsidiaries as of such date, and the consolidated results of its operations and its consolidated cash flows for the respective fiscal year then ended.  All such financial statements, including the related schedules and notes thereto, have been prepared in accordance with GAAP applied consistently throughout the periods involved.

               SECTION 5.  Amendment to Section 4.10 (ERISA).  The first sentence of Section 4.10 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

4.10   ERISA.  Neither a Reportable Event (other than the Post-event Notices of Reportable Events filed with the PBGC on May 2, 2001, in respect of the April 6, 2001, bankruptcy filing of PG&E Utility, on July 16, 2003, in respect of the July 8, 2003, bankruptcy filing of National Energy & Gas Transmission (“NEGT”), and on November 4, 2004, in respect of the departure of NEGT from the PG&E Utility controlled group of companies on October 29, 2004) nor an “accumulated funding deficiency” (within the meaning of Section 412 of the Code or Section 302 of ERISA) has occurred during the five‑year period prior to the date on which this representation is made or deemed made with respect to any Plan, and each Plan has complied with the applicable provisions of ERISA and the Code, except, in each case, to the extent that any such Reportable Event, “accumulated funding deficiency” or failure to comply with the applicable provisions of ERISA or the Code could not reasonably be expected to result in a Material Adverse Effect.

               SECTION 6.  Amendment to Section 4.14 (Accuracy of Information).  The last sentence of Section 4.14 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

There is no fact known to the Borrower that could reasonably be expected to have a Material Adverse Effect that has not been expressly disclosed herein, in the other Loan Documents, in the Information Memorandum (including any attachments thereto), the Specified Exchange Act Filings or in any other documents, certificates and statements furnished to the Administrative Agent and the Lenders for use in connection with the transactions contemplated hereby and by the other Loan Documents.

               SECTION 7.  Amendment to Section 5.2(b) (Conditions to Each Credit Event).  Section 5.2(b) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(b)  Representations and Warranties.  Each of the representations and warranties made by the Borrower in this Agreement that does not contain a materiality qualification (other than the representations and warranties set forth in Sections 4.2 and 4.6(b)) shall be true and correct in all material respects on and as of the date of such extension of credit as if made on and as of such date, and each of the representations and warranties made by the Borrower in this Agreement that contains a materiality qualification (other than the representations and warranties set forth in Sections 4.2 and 4.6(b)) shall be true and correct on and as of such date (or, to the extent such representations and warranties specifically relate to an earlier date, that such representations were true and correct in all material respects, or true and correct, as the case may be, as of such earlier date).

               SECTION 8. Amendment to Section 6.5(b) (Maintenance of Property; Insurance).  Section 6.5 of the Credit Agreement is hereby amended by deleting each reference to the phrase “or the applicable Significant Subsidiary” therein.

               SECTION 9.  Amendment to Section 6.7(b) (Notices).  Section 6.7(b) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(b)  any litigation or proceeding or, to the knowledge of the Borrower, and investigation that, in each case, may exist at any time between the Borrower or any of its Significant Subsidiaries and any Governmental Authority, including environmental proceeding, that could reasonably be expected to have a Material Adverse Effect;

               SECTION 10.  Amendment to Section 7.2 of the Credit Agreement (Indebtedness).   Section 7.2 of the Credit Agreement is hereby amended (i) by deleting clause (a) of such section in its entirety and (ii) replacing the phrase “(b) permit” therein with the word “Permit”.

               SECTION 11.  Amendment to Section 7.4 of the Credit Agreement (Fundamental Changes).  Section 7.4 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

7.4  Fundamental Changes.  Enter into any merger, consolidation or amalgamation, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution), or Dispose of all or substantially all of its property or business, except that the Borrower may be merged, consolidated or amalgamated with another Person or Dispose of all or substantially all of its property or business so long as, after giving effect to such transaction, (a) no Default or Event of Default shall have occurred and be continuing, (b) either (i) the Borrower is the continuing or surviving corporation of such merger, consolidation or amalgamation or (ii) the continuing or surviving corporation of such merger, consolidation or amalgamation, if not the Borrower or the purchaser, as the case may be, shall have assumed all obligations of the Borrower under the Loan Documents pursuant to arrangements reasonably satisfactory to the Administrative Agent and (c) the ratings by Moody’s and S&P of the continuing or surviving corporation’s or purchaser’s, as the case may be, senior, unsecured, non credit-enhanced debt shall be at least the higher of (1) Baa3 from Moody’s and BBB- from S&P and (2) the ratings by such rating agencies of the Borrower’s senior, unsecured, non credit-enhanced debt in effect before the earlier of the occurrence or the public announcement of such event.

               SECTION 12.  Amendments to Section 8 (Events of Default).  Section 8 is hereby amended as follows:

               (a)  by amending and restating clause (c) of such section in its entirety to read as follows:

(c) the Borrower shall default in the observance or performance of any agreement contained in Sections 7.1, 7.2, 7.4 or 7.5 of the Credit Agreement; or

               (b)  by adding the following proviso at the end of clause (e) of such section:

;provided further, that unless payment of the Loans hereunder has already been accelerated, if such default shall be cured by the Borrower or such Significant Subsidiary or waived by the holders of such Indebtedness and any acceleration of maturity having resulted from such default shall be rescinded or annulled, in each case, in accordance with the terms of such agreement or instrument, without any modification of the terms of such Indebtedness requiring the Borrower or such Significant Subsidiary to furnish security or additional security therefor, reducing the average life to maturity thereof or increasing the principal amount thereof, or any agreement by the Borrower or such Significant Subsidiary to furnish security or additional security therefor or to issue in lieu thereof Indebtedness secured by additional or other collateral or with a shorter average life to maturity or in a greater principal amount, then any Default hereunder by reason thereof shall be deemed likewise to have been thereupon cured or waived; or

               (c)  by amending and restating clause (g) of such section in its entirety to read as follows:

(g) a trustee shall be appointed to administer any Plan under Section 4042 of ERISA, or the PBGC shall institute proceedings to terminate, or to have a trustee appointed to administer any Plan and such proceedings shall continue undismissed or unstayed and in effect for a period of 30 days, and any such event could reasonably be expected to result in a Material Adverse Effect; or

               SECTION 13.  Conditions to Effectiveness.  This First Amendment shall become effective on the date first set forth above (such date, the “First Amendment Effective Date”) upon the satisfaction of the following conditions precedent:

               (a)  the Administrative Agent shall have received counterparts of this First Amendment duly executed and delivered by the Borrower and each of the Lenders;

               (b)  the Borrower shall have paid all reasonable, out-of-pocket expenses of the Administrative Agent incurred in connection with this First Amendment, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent; and

               (c)  the Administrative Agent shall have received (i) for the account of each Lender which executes this First Amendment, an amendment fee in the amount equal to the product of (x) 0.075% and (y) such Lender’s outstanding Commitments on the First Amendment Effective Date.

               SECTION 14.  Representations and Warranties.  The Borrower represents and warrants to each of the Lenders and the Administrative Agent that each of the representations and warranties made by the Borrower in or pursuant to the Credit Agreement, as amended by this First Amendment, that does not contain a materiality qualification is true and correct in all material respects on and as of the First Amendment Effective Date as if made on and as of such date, and each of the representations and warranties made by the Borrower in or pursuant to the Credit Agreement, as amended by this First Amendment, that contains a materiality qualification is true and correct on and as of such date (or, to the extent such representations and warranties specifically relate to an earlier date, that such representations and warranties were true and correct in all material respects, or true and correct, as the case may be, as of such earlier date).

               SECTION 15.  Counterparts.  This First Amendment may be executed by one or more of the parties to this First Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this First Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.  A set of the copies of this First Amendment signed by all the parties shall be lodged with the Borrower and the Administrative Agent.  From and after the First Amendment Effective Date, this First Amendment shall be binding upon each of the parties hereto and each of their respective successors and assigns (including transferees of its Commitments and Loans in whole or in part prior to effectiveness hereof) and binding in respect of all of its Commitments and Loans, including any acquired subsequent to its execution and delivery hereof and prior to the effectiveness hereof.

               SECTION 16.  Continuing Effect; No Other Amendments.  Except as expressly amended, modified and supplemented hereby, the provisions of the Credit Agreement and each other Loan Document are and shall remain unchanged and in full force and effect.  Any references in the Credit Agreement to “this Agreement”, “hereunder”, “herein” or words of like import, and each reference in any other document executed in connection with the Credit Agreement to “the Agreement”, “the Credit Agreement”, “thereunder”, “therein” or words of like import, shall mean and be a reference to the Credit Agreement as amended hereby.

               SECTION 17.  GOVERNING LAW.  THIS FIRST AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

               IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

PG&E CORPORATION

By: /s/ Leroy T. Barnes, Jr._________
Name: Leroy T. Barnes, Jr.
Title: Vice President and Treasurer

BNP PARIBAS, as Administrative Agent and as a Lender

By: /s/ Mark A. Renaud______
Name: Mark A. Renaud
Title: Managing Director

By: /s/ Francis J. DeLaney____
Name: Francis J. DeLaney
Title: Managing Director

DEUTSCHE BANK SECURITIES INC., as Syndication Agent

By: /s/ Richard Henshall ___
Name: Richard Henshall
Title: Director

By: /s/ David J. Bell________
Name: David J. Bell
Title: Managing Director

ABN AMRO BANK N.V., as Documentation Agent and as a Lender
By: /s/ John D. Reed_
Name: John D. Reed
Title: Director

By: /s/ Todd D. Vaubel____
Name: Todd D. Vaubel
Title: Assistant Vice President

GOLDMAN SACHS CREDIT PARTNERS L.P., as Documentation Agent and as a Lender

By: /s/ Bruce S. Mendelsohn Name: Bruce S. Mendelsohn Title: Authorized Signatory

UNION BANK OF CALIFORNIA, N.A., as Documentation Agent and as a Lender

By: /s/ Dennis G. Blank_____
Name: Dennis G. Blank
Title: Vice President

BARCLAYS BANK PLC

By: /s/ Sydney G. Dennis
Name: Sydney G. Dennis
Title: Director

CITICORP USA, INC.
By: /s/ Dhaya Ranganathan________
Name: Dhaya Ranganathan
Title: Director

DEUTSCHE BANK AG NEW YORK BRANCH

By: /s/ Richard Henshall
Name: Richard Henshall
Title: Director

By: /s/ David J. Bell____
Name: David J. Bell
Title: Managing Director

JPMORGAN CHASE BANK, N.A.
By: /s/ Thomas Casey_______
Name: Thomas Casey
Title: Vice President

KBC BANK N.V.

By: /s/ Jean-Pierre Diels___
Name: Jean-Pierre Diels
Title: First Vice President

By: /s/ Eric Raskin_________
Name: Eric Raskin
Title: Vice President

LEHMAN BROTHERS BANK, FSB

By: /s/ Janine M. Shugan___
Name: Janine M. Shugan
Title: Authorized Signatory

MORGAN STANLEY BANK

By: /s/ Daniel Twenge __
Name: Daniel Twenge
Title: Vice President

ROYAL BANK OF CANADA

By: /s/ Linda M. Stephens__
Name: Linda M. Stephens
Title: Authorized Signatory

THE BANK OF NEW YORK

By: /s/ Jesus Williams______
Name: Jesus Williams
Title: Vice President

THE BANK OF NOVA SCOTIA

By: /s/ Thane Rattew __________
Name: Thane Rattew
Title: Managing Director